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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

     Date of report (Date of earliest event reported): January 26, 2005

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

      On January 26, 2005, Westfield Financial, Inc. (the "Company") announced its earnings for the fourth quarter of the 2004 fiscal year. A copy of the press release dated January 26, 2005, describing third quarter earnings is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)         The following exhibit is furnished with this Report:

            Exhibit No.    Description
            -----------    -----------

            99.1           Press release issued by the Company on January
                           26, 2005


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.


                                       By:     /s/ Michael J. Janosco, Jr.
                                               -------------------------------
                                       Name:   Michael J. Janosco, Jr.
                                       Title:  Vice President, Chief
                                               Financial Officer and Treasurer

Date: January 27, 2005


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                                EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------
    99.1       Press Release dated January 26, 2005.


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